UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 29, 2022

INVO BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39701	20-4036208
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5582 Broadcast Court

Sarasota, FL 34240

(Address of principal executive offices, including zip code)

(978) 878-9505

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	INVO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

From November 29, 2022 through December 2, 2022, INVO Bioscience, Inc. (the “Company”) received $150,000 through the issuance of demand promissory notes of which (1) $75,000 was received from our Chief Executive Officer, Steven Shum ($60,000 on November 29, 2022 and $15,000 on December 2, 2022) and (2) $75,000 was received from an entity controlled by our Chief Financial Officer, Andrea Goren (on November 29, 2022). If paid prior to January 31, 2023, the demand promissory notes are interest free until January 31, 2023. For any amount that remains outstanding past January 31, 2023, 10% annual interest would accrue from the date of issuance. At maturity, the Company agreed to pay outstanding principal, a 10% financing fee and accrued interest, if any. The demand promissory notes are callable with 10 days prior written notice, which may be delivered to the Company starting 30 days from issuance.

The foregoing summary of the demand promissory notes does not purport to be complete and is qualified in its entirety by reference to the full text of such demand notes, copies of which are filed as Exhibits 4.1-4.3 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit
4.1	Demand Promissory Note dated November 29, 2022 issued by INVO Bioscience, Inc. in favor of Steven Shum in the amount of $60,000.
4.2	Demand Promissory Note dated November 29, 2022 issued by INVO Bioscience, Inc. in favor of Andax LLC in the amount of $75,000.
4.3	Demand Promissory Note dated December 2, 2022 issued by INVO Bioscience, Inc. in favor of Steven Shum in the amount of $15,000.
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2022	INVO BIOSCIENCE, INC.

/s/ Steven Shum
Steven Shum
Chief Executive Officer

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